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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  November 30, 1999

                             i2 TECHNOLOGIES, INC.
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               (Exact name of registrant as specified in charter)


         Delaware                     0-28030                    75-2294945
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(State or other jurisdiction        (Commission               (IRS Employer
     of incorporation)              File Number)            Identification No.)

909 E. Las Colinas Blvd., 16th Floor, Irving, Texas                75039
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(Address of principal executive offices)                         (Zip Code)


Company's telephone number, including area code: (214) 860-6000


ITEM 5. OTHER EVENTS.

         Filed as an exhibit hereto is the registrant's press release, dated November 30, 1999, announcing that the registrant intends to raise approximately $150 million (excluding any over-allotments) through a private offering of convertible subordinated notes.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits

             99.1 Press release dated November 30, 1999.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  i2 TECHNOLOGIES, INC.


Dated: November 30, 1999                   By: /s/  WILLIAM M. BEECHER
                                               ------------------------------
                                               William M. Beecher
                                               Chief Financial Officer






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                                 EXHIBIT INDEX


EXHIBIT
NUMBER                   DESCRIPTION
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
 99.1                    Press release dated November 30, 1999.